UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 22, 2020

Morgan Stanley Direct Lending Fund
(Exact name of registrant as specified in its charter)

Delaware	814-01332	84-2009506
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)
1585 Broadway New York, NY		10036
(Address of principal executive offices)		(Zip Code)

1 (212) 761-4000
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.07. Submission of Matters to a Vote of Security Holders.
On May 22, 2020, Morgan Stanley Direct Lending Fund (the “Company”) held its 2020 Annual Meeting of Stockholders (the “Annual Meeting”). The following proposals were voted on at the Annual Meeting: (1) the election of each of David N. Miller and Kevin Shannon as a director, each to serve for a three-year term and until his successor is duly elected and qualified at the Company’s 2023 Annual Meeting of Stockholders or until his earlier resignation, removal, death or incapacity; and (2) the ratification of the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020.

As of March 25, 2020, the record date for the Annual Meeting, there were 2,876,560 shares of common stock of the Company outstanding and entitled to vote. 1,012,262 shares of common stock of the Company were present or represented by proxy at the Annual Meeting, constituting a quorum.

The final voting results for each of the proposals submitted to a vote of stockholders at the Annual Meeting are set forth below. Each proposal was approved by the requisite vote.

Proposal 1. The election of each of David N. Miller and Kevin Shannon as a director, each to serve for a three-year term and until his successor is duly elected and qualified at the Company’s 2023 Annual Meeting of Stockholders or until his earlier resignation, removal, death or incapacity:

Nominees	For	Withhold	Broker Non-Votes
1a. David N. Miller	1,004,497	7,765	-
1b. Kevin Shannon	1,004,497	7,765	-

Proposal 2. The ratification of the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020:

For	Against	Abstain	Broker Non-Votes
1,002,085	4,335	5,842	-

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 27, 2020	MORGAN STANLEY DIRECT LENDING FUND

	By:	/s/ Orit Mizrachi
Orit Mizrachi
Chief Operating Officer and Secretary